UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
 _____________________________________________
 Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 1, 2018
_____________________________________________
MPLX LP
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 421-2414
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Effective with the closing of the Dropdown Transaction (as defined in Item 2.01 below), MPLX LP (the “Partnership”) acquired all of the outstanding membership interests of MPLX Refining Logistics LLC (“MPLX Refining Logistics”) and MPLX Fuels Distribution LLC (“MPLX Fuels Distribution”) from MPLX GP LLC, the Partnership’s general partner (the “General Partner”), and certain other affiliates of Marathon Petroleum Corporation (“MPC”). MPLX Fuels Distribution and certain subsidiaries of MPLX Refining Logistics are parties to the following agreements.

Galveston Bay Storage Services Agreement
Galveston Bay Refining Logistics LLC (“GBRL”), a wholly owned subsidiary of MPLX Refining Logistics, is a party to a Storage Services Agreement, dated as of October 1, 2017 (as amended by that certain Master Amendment to Storage Services Agreements of the same date, the “GBR Storage Services Agreement”), with Blanchard Refining Company LLC (“Blanchard Refining”) and Marathon Petroleum Company LP (“MPC LP”). Pursuant to the GBR Storage Services Agreement, GBRL provides certain services exclusively to Blanchard Refining and MPC LP related to the receipt, storage, throughput, custody and delivery of crude oil, refined products (including gasolines, light distillates and petrochemical products, intermediates, transmix and condensate) in and through certain storage and logistical facilities and assets located at or connected to Blanchard Refining’s Galveston Bay refinery in Texas City, Texas.

Blanchard Refining and MPC LP pay GBRL a monthly fee for such storage and logistical services calculated as set forth in the GBR Storage Services Agreement. The storage and logistical facilities subject to the GBR Storage Services Agreement are to be allocated exclusively to Blanchard Refining and MPC LP for the term of the agreement. The GBR Storage Services Agreement has an initial term of 10 years unless earlier terminated in accordance with its terms. The parties have agreed, beginning not later than 12 months prior to the expiration of the initial term, to negotiate in good faith for an additional five-year term, including the terms and conditions applicable thereto.

The foregoing description of the GBR Storage Services Agreement is not complete and is qualified in its entirety by reference to the full text of the GBR Storage Services Agreement and the Master Amendment to the Storage Services Agreements, which are filed as Exhibit 10.1 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Garyville Storage Services Agreement
Garyville Refining Logistics LLC (“Garyville Refining Logistics”), a wholly owned subsidiary of MPLX Refining Logistics, is a party to a Storage Services Agreement, dated as of October 1, 2017 (as amended by that certain Master Amendment to Storage Services Agreement of the same date, the “Garyville Storage Services Agreement”), with MPC LP. Pursuant to the Garyville Storage Services Agreement, Garyville Refining Logistics provides certain services exclusively to MPC LP related to the receipt, storage, throughput, custody and delivery of crude oil, refined products (including gasolines, light distillates and petrochemical products, intermediates, transmix and condensate) in and through certain storage and logistical facilities and assets located at or connected to MPC’s refinery in Garyville, Louisiana.

MPC LP pays Garyville Refining a monthly fee for such storage and logistical services calculated as set forth in the Garyville Storage Services Agreement. The storage and logistical facilities subject to the Garyville Storage Services Agreement are to be allocated exclusively to MPC LP for the term of the agreement. The Garyville Storage Services Agreement has an initial term of 10 years unless earlier terminated in accordance with its terms. The parties have agreed, beginning not later than 12 months prior to the expiration of the initial term, to negotiate in good faith for an additional five-year term, including the terms and conditions applicable thereto.

The foregoing description of the Garyville Storage Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Garyville Storage Services Agreement and the Master Amendment to Storage Services Agreements, which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Fuels Distribution Services Agreement
MPLX Fuels Distribution is a party to a Fuels Distribution Services Agreement, dated September 26, 2017 (as amended by that certain First Amendment to Fuels Distribution Services Agreement of the same date, the “Fuels Distribution Services Agreement”), with MPC LP. Pursuant to the Fuels Distribution Services Agreement, MPC LP appointed MPLX Fuels Distribution as its sole and exclusive agent for providing certain fuels distribution services to MPC LP relating to the scheduling and marketing of certain petroleum products. MPLX Fuels Distribution has agreed not to provide services to third parties that are the same or substantially similar to those provided to MPC LP under the Fuels Distribution Services Agreement without the prior written consent of MCP LP.

MPC LP pays MPLX Fuels Distribution a tiered monthly fee for such fuels distribution services based on the volume of MPC LP’s products sold by MPLX Fuels Distribution each month up to, but not in excess of, a maximum annual volume. MPLX Fuels Distribution has agreed to use commercially reasonable efforts to sell not less than a minimum quarterly volume of MPC LP’s products during each calendar quarter. If MPLX Fuels Distribution sells less than the minimum quarterly volume of MPC LP’s products during any calendar quarter despite its commercially reasonable efforts, MPC LP will pay MPLX Fuels Distribution a deficiency payment equal to the volume deficiency multiplied by the applicable tiered fee. The dollar amount of actual sales volume of MPC LP’s products that exceeds the minimum quarterly volume (an “Excess Sale”) for a particular quarter will be applied as a credit, on a first-in-first-out basis, against any future deficiency payment owed by MPC LP to MPLX Fuels Distribution during the four calendar quarters immediately following the calendar quarter in which the Excess Sale occurs.

The MPLX Fuels Distribution Services Agreement has an initial term of 10 years unless earlier terminated in accordance with its terms. The parties have agreed, beginning not later than 12 months prior to the expiration of the initial term, to negotiate in good faith for an additional five-year term, including the terms and conditions applicable thereto.

The foregoing description of the MPLX Fuels Distribution Services Agreement is not complete and is qualified in its entirety by reference to the full text of the MPLX Fuels Distribution Services Agreement and First Amendment to Fuels Distribution Services Agreement, which are filed as Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Relationships
The General Partner, MPC LP and Blanchard Refining are wholly owned subsidiaries of MPC. The General Partner has exclusive management powers over the business and affairs of the Partnership on account of its ownership of the non-economic general partner interest in the Partnership. Accordingly, MPC indirectly controls the Partnership through its ownership of the General Partner. As a result, certain individuals serve as officers and directors of both the General Partner and MPC. After giving effect to the Dropdown Transaction (as defined in Item 2.01 below) and the GP/IDR Restructuring Transaction (as defined in Item 8.01 below), MPC holds, indirectly through its subsidiaries, 504,701,934 common units representing limited partner interests in the Partnership (“Common Units”) constituting approximately 64% of the Common Units issued and outstanding as of February 1, 2018.

Item 2.01	Completion of Acquisition or Disposition of Assets.
As previously announced, the Partnership entered into a Membership Interests Contribution Agreement, dated as of November 13, 2017 (the “Contribution Agreement”), with the General Partner, MPLX Logistics Holdings LLC (“MPLX Logistics”), MPLX Holdings Inc. (“MPLX Holdings”) and MPC Investment LLC (“MPC Investment”), each a wholly owned subsidiary of MPC. Pursuant to the Contribution Agreement, MPC Investment agreed to contribute all of the outstanding membership interests in MPLX Refining Logistics and MPLX Fuels Distribution, through a series of intercompany contributions, to the Partnership (collectively the “Dropdown Transaction”).

The Dropdown Transaction closed on February 1, 2018. In exchange for all of the outstanding membership interests of MPLX Refining Logistics and MPLX Fuels Distribution, the Partnership paid $4.1 billion in cash and issued the following equity consideration: (i) 85,610,278 Common Units and 2,277,778 general partner units representing general partner interests in the Partnership (“General Partner Units”) to the General Partner; (ii) 18,176,666 Common Units to MPLX Logistics and (iii) 7,824,167 Common Units to MPLX Holdings.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The General Partner, MPLX Logistics, MPLX Holdings and MPC Investment are wholly owned subsidiaries of MPC. The description in Item 1.01 above of the relationships among the General Partner, the Partnership and MPC is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
To finance the cash portion of the consideration payable by the Partnership in the Dropdown Transaction, the Partnership made a $4.1 billion term loan borrowing pursuant to the Term Loan Agreement, dated as of January 2, 2018 (the “Term Loan Agreement”), by and among the Partnership, as borrower, Mizuho Bank, Ltd., as administrative agent, and the other parties thereto. The description of the Term Loan Agreement is included in the Partnership’s Current Report on Form 8-K filed on January 4, 2018 and is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.
The disclosure contained in Item 2.01 above and Item 8.01 below pertaining to the Partnership’s issuance of Common Units and General Partner Units to the General Partner, MPLX Logistics and MPLX Holdings in the Dropdown Transaction and GP/IDR Restructuring is incorporated into this Item 3.02 by reference, insofar as such information relates to the sale of unregistered equity securities. The sale and issuance of the Common Units and General Partner Units in the Dropdown Transaction and the GP/IDR Restructuring are exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the closing of the GP/IDR Restructuring, the General Partner entered into a Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of February 1, 2018 (the “Fourth Amended and Restated Partnership Agreement”). Among other things, the Fourth Amended and Restated Partnership Agreement provides for the (i) cancellation of the IDRs (as defined below), (ii) conversion of the General Partner’s 2.0% general partner interest in the Partnership into a non-economic general partner interest and (iii) the elimination of certain legacy provisions that no longer apply, including provisions related to the IDRs, the economic general partner interest and the previously outstanding Class B units representing limited partner interests.

The disclosure contained in this Item 5.03 does not purport to be a complete description of the Fourth Amended and Restated Partnership Agreement and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Partnership Agreement, which is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.
As previously announced, the Partnership entered into a Partnership Interests Restructuring Agreement, dated as of December 15, 2017 (the “Partnership Interests Restructuring Agreement”), with the General Partner, pursuant to which the General Partner agreed to cancel the outstanding incentive distribution rights of the Partnership (“IDRs”), all of which were held by the General Partner, and convert its 2% general partner interest in the Partnership into a non-economic general partner interest, all in exchange for 275,000,000 Common Units to be issued by the Partnership to the General Partner (collectively, the “GP/IDR Restructuring”). The GP/IDR Restructuring closed on February 1, 2018 immediately after the closing of the Dropdown Transaction.

The foregoing description of the Partnership Interests Restructuring Agreement is not complete and is qualified in its entirety by reference to the full text of the Partnership Interests Restructuring Agreement, which was filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on December 19, 2017 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

2.1*
Membership Interests Contribution Agreement, dated November 13, 2017, between MPLX LP, MPLX Logistics Holdings LLC, MPLX Holdings Inc., MPLX GP LLC and MPC Investment LLC (incorporated herein by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K (Commission No. 001-35714) filed with the Commission on November 13, 2017).

3.1	Fourth Amended and Restated Agreement of Limited Partnership of MPLX LP, dated as of February 1, 2018.
10.1**	Storage Services Agreement, dated as of October 1, 2017, by and between Marathon Petroleum Company LP, Blanchard Refining Company LLC and Galveston Bay Refining Logistics LLC.
10.2**	Storage Services Agreement, dated as of October 1, 2017, by and between Marathon Petroleum Company LP and Garyville Refining Logistics LLC.
10.3
Master Amendment to Storage Services Agreements, dated as of October 1, 2017, by and between Marathon Petroleum Company LP, Blanchard Refining Company LLC, Galveston Bay Refining Logistics LLC and the other parties named therein.

10.4**	Fuels Distribution Services Agreement, dated as of September 26, 2017, by and between Marathon Petroleum Company LP and MPLX Fuels Distribution LLC.
10.5	First Amendment to Fuels Distribution Services Agreement, dated as of September 26, 2017, by and between Marathon Petroleum Company LP and MPLX Fuels Distribution LLC.

* The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.
** Confidential treatment requested as to certain portions, which portions have been filed separately with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: February 2, 2018	By:	/s/ Pamela K.M. Beall
Name: Pamela K.M. Beall
Title: Executive Vice President and Chief Financial Officer